GUARDIAN VARIABLE PRODUCTS TRUST

Guardian U.S. Government Securities VIP Fund (the “Fund”)

Supplement dated February 28, 2025

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2024, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on February 27, 2025, the Board considered and approved the appointment of Lord, Abbett & Co. LLC (“Lord Abbett”) as the subadviser to the Fund, effective March 3, 2025. As part of the transition to Lord Abbett, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund’s performance.

The Board also approved a change to the Fund’s name to Guardian U.S. Government/Credit VIP Fund, effective May 1, 2025. In connection with the change to the Fund’s name, also effective May 1, 2025, the Fund’s 80% investment policy with respect to investments in U.S. government securities will be revised as shown below.

The current policy, which states: “Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in U.S. government securities” will be replaced by the following:

“Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. government securities and corporate credit investments.”

The Fund will have revised principal investment strategies and principal risks consistent with its new name effective May 1, 2025. These changes will be reflected in the Fund’s May 1, 2025 Prospectus, Summary Prospectus, and SAI.

In connection with the appointment of Lord Abbett as the Fund’s subadviser, effective March 3, 2025, the following changes will be made to the Prospectus, Summary Prospectus, and SAI, as applicable, with respect to the Fund:

1.	The “Management” section of the Prospectus and Summary Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. Lord, Abbett & Co. LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Andrew H. O’Brien, CFA	Partner, Portfolio Manager	March 3, 2025
Ty J. Kern	Portfolio Manager	March 3, 2025
Gregory M. Benz, CFA	Portfolio Manager	March 3, 2025

2.	The following disclosure is revised under the “Subadvisers” section of the Prospectus:

Lord Abbett & Co. LLC

Guardian Core Plus Fixed Income VIP Fund and Guardian U.S. Government Securities VIP Fund

3.	The “Portfolio Managers—Guardian U.S. Government Securities VIP Fund” section of the Prospectus has been revised to add the following:

Guardian U.S. Government Securities VIP Fund

Andrew H. O’Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Andrew H. O'Brien is a Partner and Portfolio Manager of Lord Abbett and is the lead portfolio manager of the Guardian U.S. Government Securities VIP Fund. He joined Lord Abbett in 1998 and has been a member of the team since 2025.

Ty J. Kern

Portfolio Manager of Lord Abbett

Ty J. Kern is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the team since 2025.

Gregory M. Benz, CFA

Portfolio Manager of Lord Abbett

Gregory H. Benz is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2016 and has been a member of the team since 2025.

4.	The following disclosure is added to the SAI under the heading “Subadvisory Fee Schedules”:

Subadviser	Fund	Annual Subadvisory Fee
Lord Abbett	Guardian U.S. Government Securities VIP Fund	0.12% on first $100 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $300 million

5.	The following disclosure is added in the SAI under the heading “Other Accounts Managed”:

Manager/Portfolio Managers	Types of Accounts	Number of Other Accounts Managed*	Total Assets of Other Accounts Managed (millions)*	Number of Other Accounts Managed Paying Performance Fees*	Total Assets of Other Accounts Managed Paying Performance Fees (millions)*
Lord Abbett	Registered Investment Companies	17	$95,623	0	$0
Andrew H. O’Brien, CFA	Other Pooled Investment Vehicles	8	$9,989	0	$0
	Other Accounts	25	$3,429	0	$0
Lord Abbett	Registered Investment Companies	0	$0	0	$0
Ty J. Kern	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Lord Abbett	Registered Investment Companies	0	$0	0	$0
Gregory M. Benz, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*All data is as of December 31, 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.